Supplement dated November 16, 2021
to Prospectus dated May 1, 2021
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2021 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolio, Inc.:
American Century VP Balanced Fund	Appendix 1
American Century VP International Fund	Appendix 2
American Century VP Value Fund	Appendix 3

J.P. Morgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio	Appendix 4
JPMorgan Insurance Trust Small Cap Core Portfolio	Appendix 5
JPMorgan Insurance Trust U.S. Equity Portfolio	Appendix 6

Prudential Series Fund:
PSF Global Portfolio	Appendix 7
PSF PGIM Flexible Managed Portfolio	Appendix 8
PSF PGIM Government Money Market Portfolio	Appendix 9
PSF PGIM High Yield Bond Portfolio	Appendix 10
PSF PGIM Jennison Growth Portfolio	Appendix 11

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Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5%. Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00

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*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.18
Charge for a Representative Participant		Representative guaranteed charge - $0.37[3]
Net Interest on Loans[4]	Annually	1%
* The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.The daily charge is based on the effective annual rate shown.
2.The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age or smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.
3.The representative guaranteed charge for cost of insurance is a sample rate charged for a 39-year old insured guaranteed under the contract.
4.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.34%	1.07%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

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The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF PGIM Flexible Managed Portfolio (formerly PSF Flexible Managed Portfolio) – Class I	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF PGIM Government Money Market Portfolio (formerly PSF Government Money Market Portfolio) – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF PGIM High Yield Bond Portfolio (formerly PSF High Yield Bond Portfolio) – Class I	Seeks a high total return.	PGIM Fixed Income; PGIM Limited
PSF PGIM Jennison Growth Portfolio (formerly PSF Jennison Portfolio) – Class I	Seeks long-term growth of capital.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Balanced Fund – Class I	Seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century Investment Management, Inc.
American Century VP International Fund – Class I	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
J.P. MORGAN INSURANCE TRUST
JPMorgan Insurance Trust Core Bond Portfolio – Class 1	Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1	Seeks capital growth over the long term.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1	Seeks to provide a high total return from a portfolio of selected equity securities.	J.P. Morgan Investment Management, Inc.

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The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2021, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:
•    The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

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Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $37.82, and applies to insureds at age 99, who are smokers. The lowest current rate per thousand is $0.06, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.08
45	$0.19
55	$0.47
65	$1.30
Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the plan as of December 31, 2001 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2001.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.
Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was inforce on December 31, 2001, or the amount eligible for reinstatement, unless you requested a decrease after that date.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to maximum $50,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life

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expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

Payment of Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After January 1, 2002, the Face Amount may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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